Exhibit 99.1

Second Quarter 2011 Investor Call August 2, 2011

Forward Looking Statements This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in filings made by Oncor Electric Delivery Company LLC (Oncor) with the Securities and Exchange Commission (SEC). Specifically, Oncor makes reference to the section entitled "Risk Factors" in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor's SEC filings, the forward-looking statements in this presentation could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements; weather conditions and other natural phenomena; acts of sabotage, wars or terrorist activities; economic conditions, including the impact of a recessionary environment; unanticipated population growth or decline, or changes in market demand and demographic patterns; changes in business strategy, development plans or vendor relationships; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; inability of various counterparties to meet their financial obligations to Oncor, including failure of counterparties to perform under agreements; general industry trends; hazards customary to the industry and the possibility that Oncor may not have adequate insurance to cover losses resulting from such hazards; changes in technology used by and services offered by Oncor; significant changes in Oncor's relationship with its employees; changes in assumptions used to estimate costs of providing employee benefits, including pension and other post-retirement employee benefits, and future funding requirements related thereto; significant changes in critical accounting policies material to Oncor; commercial bank and financial market conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in the capital markets and the potential impact of disruptions in US credit markets; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; financial restrictions under Oncor's revolving credit facility and indentures governing its debt instruments; Oncor's ability to generate sufficient cash flow to make interest payments on its debt instruments; actions by credit rating agencies; and Oncor's ability to effectively execute its operational strategy. Any forward-looking statement speaks only as of the date on which it is made, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. Regulation G This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in this presentation, which is available on Oncor's website, www.oncor.com, under the 'News' tab in the Investor Information section, and also filed with the SEC.

2nd Quarter 2011 Investor Call Agenda Financial Overview David Davis Chief Financial Officer Operational Review Bob Shapard Chairman and CEO Q&A

Weather Drives Q2 2011 Volumes But Residential Continues Conservation Efforts Avg KWH/Residential Premise, Weather Adj Q21 '10 vs. Q2 '11 Residential GWH, Actual Q2 '10 vs. Q2 '11 Residential Points of Delivery At June 30, '10 vs. June 30, '11; thousands of meters Residential GWH, Weather Adj Q2 '10 vs. Q2 '11 Q2 '10 Q2 '11 8419 9067 Q2 '10 Q2 '11 3006 2966 Q2 '10 Q2 '11 8067 8037 At 6/30/2010 At 6/30/2011 2686 2711 0.9% 7.7% 0.4% 1.3% 1 Three months ended June 30.

Large C&I Demand and Usage Trends Continue to Suggest Economic Recovery Large C&I GWH, Actual Q2 '10 vs. Q2 '11 Large C&I GWH, Weather Adj Q2 '10 vs. Q2 '11 Q2 '10 Q2 '11 15650 15807 3.9% 4.6% Q2 '10 Q2 '11 16643 17295 Large C&I Billed MW Demand (Avg) Q21 '10 vs. Q2 '11 Q2 '10 Q2 '11 15789 16214 Q2 '10 Q2 '11 15156 15849 Large C&I Actual MW Demand (Avg) Q2 '10 vs. Q2 '11 2.7% 1.0% 1 Three months ended June 30.

Summary of Financial Results1 Adjusted Net Income Q2 '10 vs. Q2 '11; $ millions Q2 '10 Q2 '11 70 87 Adjusted Operating Revenues Q22 '10 vs. Q2 '11; $ millions Q2 '10 Q2 '11 665 718 PP&E, net At June 30, '10 vs. June 30, '11; $ millions At 6/30/2010 At 6/30/2011 9459 10054 Adjusted Operating Cash Flow Q2 '10 vs. Q2 '11; $ millions Q2 '10 Q2 '11 144 256 1 Excludes impacts from transition bond debt, and fair value accounting adjustments associated with the October 2007 merger. 2 Three months ended June 30. 8.0% 77.8% 24.3% 6.3%

Credit Metrics1 Continue to be Strong EBITDA Q22 '10 vs. Q2 '11 and TME3 6/30/10 vs TME 6/30/11; $ millions EBITDA/Cash Interest TME 6/30/10 vs. TME 6/30/11; Ratio TME 6/30/10 TME 6/30/11 4.6 4.7 Debt/EBITDA TME 6/30/10 vs. TME 6/30/11; Ratio TME 6/30/10 TME 6/30/11 3.9 3.6 1 Excludes impacts from transition bond debt, a one-time write-off of regulatory assets and fair value accounting adjustments associated with the October 2007 merger. 2 Three months ended June 30. 3 Twelve months ended. Q2 '10 Q2 '11 TME 6/30/10 TME 6/30/11 339 382 1350 1480 9.6% 12.7%

Liquidity Profile Revolver Capacity Lehman Unfunded Commitment Borrowings and Letters of Credit Effective Remaining Capacity Cash Total Available Liquidity 1878 1293 1293 2000 122 585 1293 14 1307 $2.0 billion Secured Revolving Credit Facility1 Balances at June 30, 2011; $ millions $2,000 $122 $586 $1,292 $14 $1,306 Rating Outlook Moody's Baa1 Stable Standard & Poor's A- Stable Fitch Ratings BBB Stable Solid Credit Ratings 1 Oncor's $2.0 billion Credit Facility matures in 2013. 2 Excludes transition bond debt. 11 12 13 14 15 16 17 18 19 20 Long-Term Debt Maturities 375.595 523.722 500 324.405 550 126.278 Long-Term Debt2 Maturity Profile 2011-2020; $ millions

2nd Quarter 2011 Investor Call Agenda Financial Overview David Davis Chief Financial Officer Operational Review Bob Shapard Chairman and CEO Q&A

2011 Rate Case – Key Settlement Provisions

- **$137 million rate increase:**
  - **~$93 million of interim rates went into effect on July 1, 2011**
  - **~$44 million would go into effect on January 1, 2012**
- **60% debt and 40% equity capital structure**
- **10.25% ROE**
- **Agreed not to file a general rate case prior to July 1, 2013 (does not apply to periodic updates, e.g., TCOS, TCRF, DCRF/PRA)[1]**
- **All assets as of June 30, 2010 approved**

Oncor filed the stipulation with the PUCT in May 2011 with the support of all core parties and other parties supporting or remaining unopposed. Oncor filed a modified stipulation on July 22, 2011.

[1] TCOS – Transmission Cost of Service; TCRF – Transmission Cost Recovery Factor; DCRF – Distribution Cost Recovery Factor; PRA – Periodic Rate Adjustment

Oncor Electric Delivery 9

Budget Bill $172 billion budget passed reflecting $15 billion in reductions Sunset Bill Extended life of PUCT and ERCOT for an additional 2 years Agencies will be re-evaluated in 2013 Periodic Rate Adjustment (DCRF) Directs PUCT to employ rate recovery mechanisms for distribution-related investment, similar to a TCOS filing Key Legislation From The 2011 Texas Legislative Session

Update on CREZ Competitive Renewable Energy Zones 2011 signals major shift in CREZ project as it moves from CCN proceedings to ROW acquisition and actual construction Will invest ~$2.0 billion on project in total and approximately $600M in 2011 $538M invested in CREZ through June 30, 2011; $222M invested YTD 2011 All 14 CCN's have been approved

AMS Initiative On Target for 2012 Completion Advanced Metering Initiative More than 1.86M meters installed through June 30, 2011; ~227,000 meters installed in Q2 '11 $429M invested in AMS through June 30, 2011; $69M invested YTD 2011 Industry-first, customer information portal launched in 2010

Oncor Leads Campaign to Educate Public About Smart Grid and Advanced Meters Create a viable path for the public to understand and embrace advanced metering Provide a compelling online community that positively positions advanced metering and serves as an ongoing consumer resource Demonstrate the consumer benefits attainable by utilizing information from advanced metering Jumpstart the market for products and services that enable consumers to benefit from advanced metering technology Elevate utility industry trust and positively position campaign partners 13

Oncor's Ring-Fencing Oncor Holdings and Oncor are ring-fenced entities and have no obligation to pay any amounts due on EFH and EFIH debt that is secured by EFIH's equity in Oncor Holdings. In the event of a valid permitted asset transfer (disposition of EFIH's equity interests in Oncor Holdings), this debt would become obligations of the third party transferee.

Appendix - Regulation G Reconciliations and Supplemental Data

Measure Definition Adjusted Operating Revenues (non-GAAP) Oncor operating revenues, less operating revenues of Oncor Electric Delivery Transition Bond Company LLC (BondCo) Adjusted Net Income (non-GAAP) Oncor net income, less effects of purchase accounting and net income of BondCo Debt (non-GAAP) Oncor total debt, less transition bonds of BondCo Adjusted Operating Cash Flow (non-GAAP) Oncor cash provided by operating activities, less BondCo cash provided by operating activities Total Debt (GAAP) Oncor long-term debt (including current portion), plus bank loans and commercial paper EBITDA (non-GAAP) Income from continuing operations before interest expense and related charges and provisions in lieu of income tax, plus depreciation and amortization and special items. EBITDA is a measure used by Oncor to assess performance. Debt/EBITDA (non-GAAP) Total debt less transition bonds divided by EBITDA. Transition, or securitization, bonds are serviced by a regulatory transition charge on wires rates and are therefore excluded from debt in credit reviews. Debt / EBITDA is a measure used by Oncor to assess credit quality. EBITDA/Cash Interest (non-GAAP) EBITDA divided by cash interest expense is a measure used by Oncor to assess credit quality. Financial Definitions

Table 1: Oncor Adjusted Operating Revenues Reconciliation Three Months Ended June 30, '10 and '11 $ millions Q2 '10 Q2 '11 Operating revenues - Oncor 702 756 Less: Operating revenues - BondCo (37) (38) Adjusted operating revenues, excluding BondCo 665 718

Q2 '10 Q2 '11 Net income - Oncor 76 92 Less: Effects of fair value accounting (after tax) (6) (5) Adjusted net income, excluding BondCo 70 87 Table 2: Oncor Adjusted Net Income Reconciliation Three Months Ended June 30, '10 and '11 $ millions

Table 3: Oncor Operating Cash Flow Reconciliation Three Months Ended June 30, '10 and '11 $ millions Q2 '10 Q2 '11 Operating cash flow - Oncor 169 279 Less: Operating cash flow - BondCo (25) (23) Operating cash flow, excluding BondCo 144 256

Table 4: Oncor EBITDA Reconciliation Three Months Ended June 30, '10 and '11 $ millions Q2 '10 Q2 '11 Net income - Oncor 76 92 Plus: Depreciation & amortization - Oncor 164 178 Provision in lieu of income taxes - Oncor 47 58 Interest expense - Oncor 86 88 Equals: EBITDA - Oncor 373 416 Less: Net income - BondCo - - Depreciation & amortization - BondCo (27) (29) Provision in lieu of income taxes - BondCo - - Interest expense - BondCo (9) (8) Effects of fair value accounting (pre tax) (8) (7) Regulatory asset amortization 10 10 Oncor EBITDA, excluding BondCo 339 382

Table 5: Oncor EBITDA Reconciliation Twelve Months Ended June 30, '10 and '11 $ millions TME '10 TME '11 Net Income - Oncor 335 354 Plus: Depreciation & amortization - Oncor 630 692 Provision in lieu of income taxes - Oncor 184 217 Interest expense - Oncor 345 354 Equals: EBITDA - Oncor 1,494 1,617 Less: Net income - BondCo - - Depreciation & amortization - BondCo (115) (112) Provision in lieu of income taxes - BondCo - - Interest expense - BondCo (40) (35) Effects of fair value accounting (pre tax) (36) (31) Write off of regulatory assets (pre tax) 25 - Regulatory asset amortization 32 41 Adjustment of goodwill liability (10) - Oncor EBITDA, excluding BondCo 1,350 1,480

Table 6: Oncor Total Debt Reconciliation At June 30, '10 and '11 $ millions '10 '11 Short-term debt- Oncor 948 580 Long-term debt due currently - Oncor 110 491 Long-term debt, less due currently - Oncor 4,942 4,902 Total debt - Oncor, including BondCo 6,000 5,973 Less: Short-term debt - BondCo - - Long-term debt due currently - BondCo (110) (115) Long-term debt, less due currently - BondCo (611) (493) Fair value adjustment - BondCo 5 3 Total Oncor debt, excluding BondCo 5,284 5,368

Table 7: Oncor Interest and Debt Coverages Twelve Months Ended June 30, '10 and '11 $ millions TME '10 TME '11 Ref Source Interest expense and related charges - Oncor 345 354 Amortization of debt fair value discount - Oncor (2) (1) Amortization of debt discount - Oncor (7) (4) AFUDC - Oncor - 2 Cash interest expense - Oncor 336 351 Less: Interest expense - BondCo (40) (35) Cash interest expense, excluding BondCo 296 316 A EBITDA, excluding BondCo 1,350 1,480 B Table 5 Total debt, excluding BondCo 5,284 5,368 C Table 6 EBITDA/interest - ratio (B / A) 4.6x 4.7 x Debt/EBITDA - ratio (C / B) 3.9x 3.6 x

YTD1 Demand and Usage Large C&I GWH, Actual YTD '10 vs. YTD '11 Large C&I GWH, Weather Adj YTD '10 vs. YTD '11 YTD '10 YTD '11 30441 31330 3.2% 3.6% YTD '10 YTD '11 16669 17205 Large C&I Billed MW Demand (Avg) YTD '10 vs. YTD '11 YTD '10 YTD '11 30835 31941 YTD '10 YTD '11 14936 15469 Large C&I Actual MW Demand (Avg) YTD '10 vs. YTD '11 2.9% 3.6% 1 Six months ended June 30.